Green Tree Financial Corp.
Net Interest Margin Trust 1995-A
September, 1998
Payment: October 15, 1998

              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                            Cusip #                    393534AC6
                                                                   -------------
                                            Trust Account #           33-34309-0
                                                                   -------------
                                            Distribution Date:     Oct. 15, 1998
                                                                   -------------

                                                                                         Per $1,000
Securitized Net Interest Margin Certificates                                              Original
--------------------------------------------                                             ----------

1.  Amount Available                                                    1,988,103.90
                                                                      --------------

Interest

2.  Aggregate Interest                                                  1,039,249.07       3.37418529
                                                                      --------------      -----------


3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                                                    1,039,249.07
                                                                      --------------

Principal

6.  Current month's principal distribution                                948,854.83       3.08069750
                                                                      --------------      -----------

7.  Remaining outstanding principal balance                           171,064,783.66      555.4051418
                                                                      --------------      -----------
    Pool Factor                                                           0.55540514
                                                                      --------------

8.  Present value of the projected remaining aggregate cashflows of the Finance I Assets and the Residual Assets, as of the
    immediately
    preceding Distribution Date                                       477,855,608.49**
                                                                      --------------

9.  Aggregate amount on deposit in Reserve Fund                         7,500,000.00
                                                                      --------------

10. Subordinated Certificateholder payment  (interest
    earnings on Reserve Fund, pursuant to Section 5.8)                     31,540.29
                                                                      --------------

11. Aggregate principal balance of loans
    refinanced by Green Tree Financial                                  6,843,946.45
                                                                      --------------

12. Weighted average CPR                                                       15.44%
                                                                      --------------

13. Weighted average CDR                                                        4.37%
                                                                      --------------

14. Annualized net loss percentage                                              2.30%
                                                                      --------------

15. Delinquency  30-59 day                                                      1.57%
                                                                      --------------
                 60-89 day                                                      0.64%
                                                                      --------------
                 90+ day                                                        0.95%
                                                                      --------------
                 Total 30+                                                      3.16%
                                                                      --------------

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 9/15/98.

Green Tree Financial
Net Interest Margin Trust 1995-A
September, 1998
Payment: October 15, 1998




                                               Fee Assets
                          ------------------------------------------------------
                              Guarantee            Inside           Fee Asset
                                Fees                Refi              Total
                          ------------------------------------------------------

GTFC 1994-5                      203,467.07       37,963.75          241,430.82
GTFC 1994-6                      131,654.22       43,493.32          175,147.54
GTFC 1994-7                      120,803.84       21,424.15          142,227.99
GTFC 1994-8                            0.00       61,519.40           61,519.40
GTFC 1995-1                            0.00       48,320.37           48,320.37
GTFC 1995-2                            0.00            0.00                0.00
GTFC 1995-3                            0.00      131,451.88          131,451.88
GTFC 1995-4                       74,687.76       95,295.13          169,982.89
GTFC 1995-5                            0.00            0.00                0.00
                          ------------------------------------------------------

                                 530,612.89      439,468.00          970,080.89

Total amount of Guarantee Fees and

     Inside Refinance Payments                                       970,080.89
                                                            --------------------

Subordinated Servicing Fees                                          613,495.42
                                                            --------------------

Payment on Finance 1 Note                                          1,583,576.31
                                                            --------------------

Allocable to Interest (current)                                      761,641.88
                                                            --------------------

Allocable to accrued but unpaid Interest                                   0.00
                                                            --------------------

Accrued and unpaid Trustee Fees                                            0.00
                                                            --------------------

Allocable to Principal                                               821,934.43
                                                            --------------------

Finance 1 Note Principal Balance                                 125,242,927.85
                                                            --------------------

Green Tree Financial
Net Interest Margin Trust 1995-A
September, 1998
Payment: October 15, 1998




                                                           Inside
                                      Residual              Refi           Total
                               --------------------------------------------------
GTFC 1994-5                               0.00              0.00             0.00
GTFC 1994-6                               0.00              0.00             0.00
GTFC 1994-7                               0.00              0.00             0.00
GTFC 1994-8                               0.00              0.00             0.00
GTFC 1995-1                               0.00              0.00             0.00
GTFC 1995-2                               0.00         72,162.90        72,162.90
GTFC 1995-3                               0.00              0.00             0.00
GTFC 1995-4                               0.00              0.00             0.00
GTFC 1995-5                         227,977.28        104,387.41       332,364.69
                               --------------------------------------------------

                                    227,977.28        176,550.31       404,527.59

                               Total Residual and Inside
                                   Refinance Payments                  404,527.59